Exhibit 4.2

Number *0*	Shares *0*

SYNOVUS FINANCIAL CORP.
INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA
SERIES D PREFERRED STOCK, NO PAR VALUE

CUSIP: 87161C 600 SEE REVERSE FOR IMPORTANT NOTICE AND OTHER INFORMATION

THIS CERTIFIES THAT
**Specimen**

IS THE OWNER OF

**Zero (0)**

FULLY PAID AND NONASSESSABLE SHARES OF FIXED-TO-FLOATING RATE NON-CUMULATIVE PERPETUAL PREFERRED STOCK, SERIES D, LIQUIDATION PREFERENCE $25 PER SHARE, OF SYNOVUS FINANCIAL CORP.
(the “Corporation”), transferable on the books of the Corporation by the holder hereof in person or by its duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the charter of the Corporation and the bylaws of the Corporation and any amendments thereto.
    IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed on its behalf by its duly authorized officers this day of     , 2024.

(SEAL)
[Name]	[Name]
Secretary	President

DATED , 2024
COUNTERSIGNED AND REGISTERED: BROADRIDGE CORPORATE ISSUER SOLUTIONS, LLC
TRANSFER AGENT AND REGISTRAR,

By___________________________________
AUTHORIZED SIGNATURE

SYNOVUS FINANCIAL CORP. WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED BY SYNOVUS FINANCIAL CORP.
THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE NOT SAVINGS ACCOUNTS, DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common	UNIF GIFT MIN ACT -		Custodian
		(Cust)		(Minor)
TEN ENT - as tenants by the entireties		under Uniform	Gift to
		Minors Act		(State)
JT TEN - as joint tenants with rights of survivorship
and not as tenants in common
	UNIF TRF MIN ACT -		Custodian
		(Cust)	(until age___)	(Minor)
Additional abbreviations may also be used though
not in the above list.	under Uniform Transfers to Minors Act
(State)

For Value Received,________________hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________________________________ shares represented by this Certificate, and do hereby irrevocably constitute and appoint
_______________________________________________________________________________________________________Attorney to transfer the said shares on the books of the Corporation with full power of substitution in the premises.
Date:________ 20 ___

Signature:_______________________

Signature:_______________________

SIGNATURE(S) GUARANTEED: MEDALLION GUARANTEE STAMP
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO SEC RULE 17Ad-15.

NOTE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.